Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

June 30, 2020

Shares or Contract Amounts		Value
Common Stocks – 93.7%
Air Freight & Logistics – 1.9%
DSV Panalpina A/S	52,979	$6,463,895
Airlines – 1.4%
Wizz Air Holdings PLC (144A)*	114,190	4,711,907
Auto Components – 1.5%
Dometic Group AB (144A)*	570,189	5,106,015
Automobiles – 3.6%
Daimler AG*	126,791	5,138,858
Peugeot SA*	419,726	6,812,670
		11,951,528
Banks – 7.1%
Banco Santander SA	2,112,225	5,150,250
FinecoBank Banca Fineco SpA*	619,171	8,342,699
KBC Group NV	101,460	5,810,530
UniCredit SpA*	507,159	4,655,630
		23,959,109
Capital Markets – 2.7%
Deutsche Boerse AG	24,431	4,415,509
Julius Baer Group Ltd	112,321	4,693,450
		9,108,959
Chemicals – 6.3%
Givaudan SA	1,392	5,179,011
Koninklijke DSM NV	38,836	5,367,578
LANXESS AG*	78,747	4,139,006
Symrise AG	55,759	6,468,601
		21,154,196
Containers & Packaging – 1.8%
Smurfit Kappa Group PLC	180,075	6,008,726
Electric Utilities – 8.9%
EDP - Energias de Portugal SA	1,675,061	7,987,886
Enel SpA	964,401	8,307,789
Iberdrola SA	530,643	6,145,583
Orsted A/S (144A)	64,887	7,484,193
		29,925,451
Food Products – 8.5%
Barry Callebaut AG (REG)	2,219	4,230,264
Chocoladefabriken Lindt & Spruengli AG (PC)	519	4,270,244
JDE Peet's BV*	125,015	5,067,170
Nestle SA (REG)	137,434	15,187,055
		28,754,733
Health Care Providers & Services – 1.3%
Amplifon SpA*	158,134	4,205,657
Hotels, Restaurants & Leisure – 1.5%
BNN Technology PLC*,¢	11,756,231	553,461
Flutter Entertainment PLC	34,991	4,592,644
		5,146,105
Household Durables – 1.2%
Bellway PLC	125,609	3,957,096
Insurance – 3.8%
Allianz SE	35,400	7,220,068
NN Group NV	169,719	5,691,058
		12,911,126
Machinery – 13.6%
Duerr AG	196,210	5,108,185
Epiroc AB	480,527	5,980,920
KION Group AG*	165,622	10,166,643
Knorr-Bremse AG*	51,216	5,181,612
Sandvik AB*	234,614	4,377,400
VAT Group AG (144A)	23,802	4,340,631
Volvo AB*	691,329	10,810,100
		45,965,491
Metals & Mining – 2.3%
Rio Tinto PLC	138,229	7,776,859
Paper & Forest Products – 3.8%
UPM-Kymmene Oyj	444,490	12,826,028
Personal Products – 2.7%
L'Oreal SA*	28,719	9,206,258
Pharmaceuticals – 10.5%
AstraZeneca PLC	73,509	7,661,806

Shares or Contract Amounts		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Novo Nordisk A/S	114,271	$7,395,392
Roche Holding AG	34,961	12,107,796
Sanofi	81,235	8,264,081
		35,429,075
Semiconductor & Semiconductor Equipment – 3.5%
STMicroelectronics NV	436,407	11,837,950
Software – 3.8%
Nemetschek SE	61,237	4,201,248
SAP SE	60,696	8,447,908
		12,649,156
Textiles, Apparel & Luxury Goods – 2.0%
adidas AG*	25,104	6,567,153
Total Common Stocks (cost $295,536,703)		315,622,473
Preferred Stocks – 3.6%
Automobiles – 1.5%
Volkswagen AG	34,597	5,231,605
Machinery – 2.1%
Jungheinrich AG	301,399	7,004,325
Total Preferred Stocks (cost $10,385,559)		12,235,930
Investment Companies – 0.4%
Money Markets – 0.4%
Fidelity Investments Money Market Treasury Portfolio, 0.0800%ºº (cost $1,407,056)	1,407,056	1,407,056
OTC Purchased Options – Calls – 0.2%
Counterparty/Reference Asset
Citigroup:
DAX Index,
Notional amount $17,287,718, premiums paid $681,890, unrealized depreciation $(31,394), exercise price $12500.00, expires 8/21/20* (premiums paid $681,890)	250	650,496
Total Investments (total cost $308,011,208) – 97.9%		329,915,955
Cash, Receivables and Other Assets, net of Liabilities – 2.1%		7,033,459
Net Assets – 100%		$336,949,414

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Germany	$79,941,217	24.2%
Switzerland	50,008,451	15.2
France	36,120,959	11.0
Sweden	26,274,435	8.0
Italy	25,511,775	7.7
Denmark	21,343,480	6.5
United Kingdom	19,949,222	6.0
Netherlands	16,125,806	4.9
Finland	12,826,028	3.9
Spain	11,295,833	3.4
Ireland	10,601,370	3.2
Portugal	7,987,886	2.4
Belgium	5,810,530	1.8
Hungary	4,711,907	1.4
United States	1,407,056	0.4

Total	$329,915,955	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	$19,802∆	$-	$-	$-

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	1,871,100	13,709,580	(15,580,680)	-

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:

Barclays Capital:

TUI AG	6,000	4.00	EUR	8/21/20	$2,827,613	$178,798	$(241,788)	$(420,586)
						178,798	(241,788)	(420,586)

Citigroup:

Airbus SE	1,250	40.00	EUR	12/18/20	8,919,845	463,377	212,785	(250,592)
DAX Index	250	11,400.00	EUR	8/21/20	17,287,718	521,104	121,569	(399,535)
Royal Dutch Shell PLC	3,000	12.00	EUR	12/18/20	4,852,441	292,842	39,874	(252,968)
						1,277,323	374,228	(903,095)

JP Morgan Chase & Co.:

L'Oreal SA	500	220.00	EUR	12/18/20	16,047,857	1,122,119	887,985	(234,134)
						1,122,119	887,985	(234,134)
Total - Written Put Options						2,578,240	1,020,425	(1,557,815)
Total OTC Written Options						$2,578,240	$1,020,425	$(1,557,815)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended June 30, 2020

Market Value
Purchased options contracts, call	$ 175,675
Purchased options contracts, put	63,928
Written options contracts, call	4,337
Written options contracts, put	897,489

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
OTC	Over-the-Counter
PC	Participation Certificate
PLC	Public Limited Company

REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2020 is $21,642,746, which represents 6.4% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

¢	Security is valued using significant unobservable inputs.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Food Products	$5,067,170	$23,687,563	$-
Hotels, Restaurants & Leisure	-	4,592,644	553,461
All Other	-	281,721,635	-
Preferred Stocks	-	12,235,930	-
Investment Companies	1,407,056	-	-
OTC Purchased Options – Calls	-	650,496	-
Total Assets	$6,474,226	$322,888,268	$553,461
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$1,557,815	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2020.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.